UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

AXCELLA HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (857) 320-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AXLA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 29, 2022, Axcella Health Inc. (the “Company” or “Axcella”) issued a press release announcing interim data from its Phase 2b clinical trial of AXA1125 for the treatment of Nonalcoholic Steatohepatitis (NASH) entitled “Axcella Announces Positive Interim Data from Phase 2b EMMPACT Study of AXA1125 in Nonalcoholic Steatohepatitis (NASH).” The Company also hosted a conference call to discuss the interim data on Thursday, September 29, 2022 at 8:00 a.m. Eastern Time. Copies of the press release and presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 29, 2022, the Company reported interim results from the ongoing global Phase 2b randomized, double-blind, placebo-controlled, dose ranging EMMPACT study to evaluate the safety, tolerability, and efficacy of AXA1125 for the treatment of NASH. These interim results report findings regarding the effects of AXA1125 administration on selected outcome measures after 12 and 24 weeks of treatment.

This interim analysis was preplanned to be conducted when enrollment reached 30% of the target of 270 subjects with biopsy confirmed stage 2 or 3 NASH across all trial arms. Data from this ongoing blinded study included 82 subjects at week 12 and 58 subjects at week 24; approximately half of the subjects have type 2 diabetes mellitus (T2DM). In addition to effects on hepatic fat and alanine aminotransferase (ALT), previously reported in 2 other studies, this study also included vibration controlled transient elastography (FibroScan), a widely accepted and accessible non-invasive test (NIT) that assesses both liver fat and stiffness. Specifically, the study examines liver stiffness, changes of which have been correlated with improvements in liver fibrosis and outcomes in clinical studies. Study participants were randomized 1:1:1 to receive either a placebo or 22.6g or 33.9g of AXA1125 twice daily.

At 24-weeks there were statistically significant improvements in the liver stiffness measurement (LSM) compared to placebo in the high dose arm for all subjects. Absolute changes in LSM were 0.13, -2.01, and -4.07 kilopascals (kPa) in the placebo, low dose and high dose arms, respectively (p= 0.0992 and 0.0096 for the low and high dose, respectively, compared to placebo). These results were supported by statistically significant improvements in other NITs of liver fibrosis: ELF and FIB-4. Statistically significant improvements in ALT were seen at both weeks 12 and 24 in all subjects (placebo-adjusted difference of -28.61% (p=0.0183) and -36.3% (p=0.0017) for the low and high doses, respectively). All subjects experienced significantly greater changes from baseline in MRI-PDFF at 12-weeks compared to the change from baseline in the placebo group (placebo adjusted difference of -18.98% (p=0.0082) and -21.24% (p=0.0014) for the low and high doses, respectively). Numerical trends of improvement relative to placebo in PDFF were seen at week 24 but these were not statistically significant in the small number of subjects. Overall, these positive results confirm AXA1125’s multi-targeted impact, a differentiated approach to directly and simultaneously targeting multiple pathways that are dysregulated in NASH. Consistent with previous results, AXA1125 was found to be very safe and well-tolerated in this study. Both dose levels are active and will be continued. Consistent with prior clinical trials, T2DM showed results comparable to non-diabetics.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, the potential for AXA1125 to serve as a first-line treatment option. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including, without limitation, those related to the potential impact of COVID-19 on the Company’s ability to conduct and complete its ongoing or planned clinical studies and clinical trials in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data the Company is able to collect in its clinical trials of AXA1125, other potential impacts on the Company’s business and financial results, including with respect to its ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance, whether data readouts support the Company’s clinical trial plans and timing, clinical trial design and target indications for AXA1125, the clinical development and safety profile of AXA1125 and its therapeutic potential, whether and when, if at all, the Company’s product candidates will receive approval from the FDA or other comparable regulatory authorities, potential competition from other biopharma companies in the Company’s target indications, and other risks identified in the company’s SEC filings, including Axcella’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Form 8-K represent the company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 29, 2022 entitled “Axcella Announces Positive Interim Data from Phase 2b EMMPACT Study of AXA1125 in Nonalcoholic Steatohepatitis (NASH)”
99.2	Presentation of Axcella Health, Inc., doing business as “Axcella Therapeutics,” dated September 29, 2022
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCELLA HEALTH INC.

Date: September 29, 2022	By:	/s/ William R. Hinshaw, Jr.
William R. Hinshaw, Jr.
Chief Executive Officer, President and Director